UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 1/9/2012

Tessera Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50460

Delaware	16-1620029
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 321-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 9, 2012, Tessera Technologies, Inc. (the “Company”) began using the investor presentation slides attached as Exhibit 99.1 to this Form 8-K, which the Company may continue to use from time to time in conversations with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein. The presentation will also be posted on the investor relations portion of the Company’s website.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated January 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tessera Technologies, Inc.

Date: January 9, 2012	By:	/s/ Michael Anthofer
Michael Anthofer
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated January 2012